Exhibit 99.8

INTERCREDITOR AGREEMENT

THIS INTERCREDITOR AGREEMENT (this “Agreement”), dated as of April 24, 2009, is by and between CAPITAL SOUTHWEST VENTURE CORPORATION (“Collateral Agent”), and THE ESTATE OF LEROY POSEY, DECEASED, AND SALLY POSEY (collectively, together with the Collateral Agent, the “Lenders”).

RECITALS:

A. The Lenders are extending credit to Palm Harbor Homes, Inc., a Florida corporation (“Borrower”) in the aggregate principal amount of $4,500,000 evidenced by a series of Senior Subordinated Secured Promissory Notes of even date herewith and made by Borrower payable to the order of each of the Lenders (collectively the “Notes”). The payment obligations of Borrower to Lenders under the Notes (collectively, the “Obligations to Lenders”) are secured by a security interest in 100% of Borrower’s equity interest in Standard Casualty Company, pursuant to that certain Pledge and Security Agreement of even date herewith from Borrower as debtor, in favor of Collateral Agent on behalf of the Lenders, as the secured party (as amended from time to time, the “Security Agreement”). The Notes issued to the Lenders, as well as the Security Agreement, the Warrant of even date herewith and this Agreement, and the other agreements and documents contemplated therein are referred to collectively as the “Loan Documents.”

B. The Lenders wish to set forth certain understandings between them with respect to various payment obligations of Borrower to Lenders and to appoint Capital Southwest Venture Corporation as the Collateral Agent for the Security Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, the parties hereto hereby agree as follows:

1. Definitions. As used in this Agreement, the following terms shall have the respective meanings indicated below:

Indebtedness means any and all principal of and interest on any and all indebtedness, liabilities and/or obligations of any and every kind or nature of Borrower to Lenders under the Notes and other Loan Documents, whether now existing or hereafter arising or incurred, together with all extensions, renewals, replacements or other modifications thereof and any attorneys’ fees or other collection costs incurred by Lenders in connection with any Indebtedness or this Agreement.

Insolvency Proceeding means (a) any case, action or proceeding before any court or other governmental authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; in each case in (a) and (b) above, undertaken under U.S. federal, state or foreign law, including the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. § 101, et seq.), as amended, and the regulations issued from time to time thereunder.

Pro-Rata Share means, when calculating a Lender’s portion of any distribution or amount, that amount expressed as a percentage, equal to a fraction the numerator which is the then unpaid amount of the principal and interest obligations held by such Lender under its Note against which any distribution or amount is to be applied, and the denominator of which is the then outstanding amount of all principal and interest obligations under the Notes held by all the Lenders.

Lender Security means any assets of any nature of Borrower or any other person which are subject to a lien which secures the Indebtedness.

2. Equal Priority of Notes and Liens. Subject to the other provisions of this Agreement, each of the Lenders acknowledges and agrees that the Notes and security interests of each Lender in the Lender Security rank “pari passu and equally with respect to payment” and each of the Lenders shall share and be equal in priority and rights with each other and be entitled to its Pro-Rata Share of the proceeds of any foreclosure or enforcement action on or against any Lender Security.

3. Amendment of or Assertion of Rights under Notes. Each of the Lenders agrees that it will not amend or modify or permit to be amended or modified any provision of the Note held by such Lender, or take any action to declare default or accelerate or attempt to collect any Note, without the prior written consent of the other Lender, which consent may not be unreasonably withheld or delayed.

4. Payments and Prepayments. Payments and prepayments of the Notes may be made by Borrower at any time so long as such payments are made to each Lender in accordance with its Pro-Rata Share.

5. Security Interest; Enforcement Rights.

a. Enforcement. Lenders agree as follows with respect to the Lender Security:

i. the Lenders agree that any amounts received by a Lender by reason of the Loan Documents shall be subject to the obligations set forth in this Agreement with respect to payment priorities among the Lenders. The Lenders agree to seek to coordinate their activities so as to obtain maximum payments from the Borrower and any guarantors to the Lenders with respect to the unpaid portions of the Indebtedness; and

ii. in the event Borrower or any other individual or entity (including, but not limited to any trustee or receiver in any bankruptcy or similar proceeding) offers to a Lender any payment (including any payment received as proceeds of any collateral or any guarantee) or any other distribution of any property in respect of principal and interest under its Note in excess of such Lender’s Pro-Rata Share (collectively “Prohibited Payments”), such Lender will direct that the appropriate amount of the Prohibited Payment be made or delivered directly to the appropriate Lender; any Prohibited Payment received by a Lender from any source whatsoever will be immediately delivered to the appropriate Lender(s) in the form received (except for endorsements or assignments by a Lender without warranty or recourse where appropriate or required by the other Lenders) and until so delivered will be held by the Lender receiving such Prohibited Payment in trust as the appropriate Lender’s property.

6. Collateral Agent.

The Lenders hereby designate and appoint Capital Southwest Venture Corporation to act as the Collateral Agent under the Security Agreement and hereunder, and the other Lender hereby authorizes Capital Southwest Venture Corporation, as the Collateral Agent, (a) to take such action on its behalf under the provisions of this Agreement, the Notes and the Security Agreement and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms of this Agreement and Security Agreement, together with such other powers as are reasonably incidental thereto, and (b) to take any other action with respect to any or all of the Loan Documents and any other instruments, agreements or other documents relating thereto as the Lenders may authorize. The Collateral Agent shall not have any duties or responsibilities except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions or responsibilities shall be read into this Agreement and the Security Agreement or otherwise exist against the Collateral Agent. The Collateral Agent shall not be liable for any action taken or omitted by it as such hereunder, or in connection herewith or therewith, unless caused by its gross negligence or willful misconduct. The Collateral Agent may resign at any time upon written notice to the Lenders. Upon any replacement of the Collateral Agent, the Collateral Agent and the Lenders will execute any amendment necessary to reflect the change of the Collateral Agent. The indemnifications and other provisions of this Agreement benefiting the replaced Collateral Agent during its term shall continue to inure to its benefit for actions taken during its term following its replacement.

In case of the pendency of any case, proceeding or other action relating to, arising out of or in connection with Borrower (i) generally failing to pay, or admitting in writing its inability to pay, its debts as they become due; (ii) voluntarily ceasing to conduct its business in the ordinary course; (iii) being the subject of any Insolvency Proceeding (as defined below), whether voluntary or involuntary, or (iv) taking any action to effectuate or authorize any of the foregoing or any other judicial proceeding relative to Borrower or any of its subsidiaries, then the Collateral Agent (irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Collateral Agent shall have made any demand on Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

a.	to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Notes and all other Indebtedness that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Collateral Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Collateral Agent and their respective agents and counsel) allowed in such judicial proceeding; and

b.	to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Collateral Agent and, if the Collateral Agent shall consent to the making of such payments directly to the Lenders, to pay to the Collateral Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Collateral Agent and its agents and counsel.

The Collateral Agent may execute any of its duties under this Agreement or the Security Agreement by or through agents or attorneys-in-fact and shall be entitled to the advice of counsel concerning all matters pertaining to such duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it.

Neither the Collateral Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such person under or in connection with its obligations as Collateral Agent under this Agreement and the Security Agreement (except for its or such person’s own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any other party thereto or any officer thereof (other than the Collateral Agent and officers thereof) contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, this Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, or the Security Agreement or for any failure of any party thereto (other than Collateral Agent) to perform its obligations thereunder. The Collateral Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or the other Loan Documents, or to inspect the properties, books or records of any party thereto.

The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, written order or other document reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons and upon advice and statements of legal counsel, independent accountants and other experts reasonably selected by the Collateral Agent. The Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper person, and shall not incur any liability for relying thereon. The Collateral Agent shall be fully justified in failing or refusing to take any action hereunder or under the Security Agreement (i) if such action would, in the reasonable opinion of the Collateral Agent, be contrary to law or the terms of this Agreement or the Security Agreement, or (ii) if it shall not first be indemnified to its reasonable satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

The Collateral Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Collateral Agent. The Collateral Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective affiliates. The exculpatory and indemnification provisions of this Agreement shall apply to any such sub-agent and to the affiliates of the Collateral Agent and any such sub-agent, and shall apply to their respective activities as the Collateral Agent.

The Collateral Agent shall hold the Lender Security and any lien thereon for the benefit of the Lenders pursuant to the terms of the Security Agreement. The Collateral Agent shall administer the Lender Security in the manner contemplated by the Security Agreement. The Collateral Agent may exercise such rights and remedies with respect to the Lender Security as are granted to it under the Security Agreement and applicable law and shall exercise such rights and remedies as may be reasonably determined by Collateral Agent. No Lender shall have any right to take action with respect to the assets consisting of the Lender Security independently of Collateral Agent including, without limitation, any right to take possession of any of the Lender Security or to foreclose upon any of the Lender Security, whether by judicial action or otherwise, or filing any financing statement.

Each Lender severally agrees to indemnify the Collateral Agent from and against its ratable share of, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time be imposed on, incurred by or asserted against the Collateral Agent in any way relating to or arising out of the performance of its duties as Collateral Agent under this Agreement and the Security Agreement or any action taken or omitted by the Collateral Agent under or in connection with any of the foregoing that have otherwise not been reimbursed; provided that the Lenders shall not be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent that any of the foregoing result from the Collateral Agent’s gross negligence or willful misconduct; provided further, that nothing in this Agreement shall be deemed to limit any indemnification obligation of the Borrower set forth in the Security Agreement or any other Loan Document. The agreements in this Section shall survive the payment of the Indebtedness.

Each Lender acknowledges that it has, independently and without reliance upon the Collateral Agent or any other Lender or any of their affiliates and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

7. Cooperation of Lenders. Each Lender shall (a) promptly notify the other Lenders of any default known to such Lender and not reasonably believed to have been previously disclosed to the other Lenders; (b) provide the other Lenders with such information and documentation as such other Lenders shall reasonably request in the performance of their respective obligations hereunder, including but not limited to information relative to the outstanding balance of principal, interest and other sums owed to such Lenders and the enforcement costs incurred by such Lender; and (c) subject to the provisions hereof, cooperate with the Collateral Agent with respect to any and all collections and/or foreclosure procedures at any time commenced against Borrower or otherwise in respect of collateral securing the Indebtedness.

8. Severability. If any term, condition or provision of this Agreement or any other agreement or document executed in connection herewith or in connection with the Loan Documents is determined to be invalid or unenforceable under any law, such determination shall not affect the validity or enforceability of any other term, condition or provision hereof.

9. No Representations or Warranties by Lenders. No representations, warranties or promises have been made by any Lender to the other parties hereto except as expressly set forth in the Loan Documents or this Agreement, and such parties have not relied upon any such representation, warranty or promise made by the Lenders unless expressly set forth in the Loan Documents or herein, including without limiting the generality of the foregoing, any representation, warranty or promise by any Lender to give any credit, advances or loans to Borrower or to extend the time of payment of any such credits, advances or loans or to grant any other forbearance.

10. Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Each reference herein to Borrower or Lenders shall be deemed to include, except when inconsistent with the contents of this Agreement, their respective successors and assigns and subsequent holders of any of Indebtedness of the Borrower owed to any Lender.

11. Continuing Agreement. This Agreement shall terminate when the Indebtedness has been paid in full and any obligation of any Lender to extend credit pursuant to the Loan Documents has terminated; provided that this Agreement shall be automatically reinstated if at any time payment of any of the Indebtedness, in whole or in part, is rescinded or must otherwise be restored or refunded by a recipient of any of such obligations as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made

12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance without regard to conflicts of laws principles.

13. Counterparts. This Agreement may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to so constitute one and the same Agreement.

14. ENTIRE AGREEMENT. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT BY THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

15. Notices. Any notice or other communication required or permitted to given under this Agreement shall be in writing addressed to the respective party as set forth below and may be personally served, telescoped or sent by overnight courier service or United States mail and shall be deemed to have been received: (a) if delivered in person, when delivered; (b) if delivered by telecopy on the date of transmission if transmitted on a Business Day before 4:00 p.m. (Texas time) or, if not, on the next succeeding Business Day, all subject to confirmation by the sender of completed transmission; (c) if delivered by overnight courier, two days after delivery to such courier properly addressed; or (d) if by U.S. Mail, four Business Days after depositing in the United States mail, with postage prepaid and properly addressed.

Notices shall be addressed as follows to the parties at their addresses set forth in the Notes or to such other address as the party addressed shall have previously designated by written notice to the serving party, given in accordance with this Paragraph 15. A notice not given as provided above shall, if it is in writing, be deemed given if and when actually received by the party to whom given.

16. Survival of Warranties and Certain Agreements. All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement.

17. Amendments and Waivers. No amendment, modification, termination or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the party to be charged.

18. Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of any Lender in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

19. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

20. Waiver of Jury Trial. EACH LENDER HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL IN ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION.

21. Notices of Default under Loan Documents. Each of the Lenders agree that, in connection with its giving of any notice of an Event of Default or Default (as defined in the Loan Documents), it will send a copy of such notice to each other Lender at the notice addresses of such Lenders; provided, however, that any failure of a Lender to do so shall not result in any action against or liability of such Lender; and provided further that each Lender agrees that any acceleration, collection or enforcement actions shall only be taken by Capital Southwest Venture Corporation as Collateral Agent.

22. No Benefit to Other Creditors. Notwithstanding anything to the contrary contained herein, the intercreditor and other terms and provisions herein are intended to and shall establish the relative rights and preferences of the Lenders only and shall not establish or otherwise affect the rights or preferences of any other creditor of Borrower or any of its subsidiaries.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the Lenders hereto has caused this Agreement to be duly executed as of the date first written above.

LENDERS:

CAPITAL SOUTHWEST VENTURE CORPORATION

By:	/s/ William Ashbaugh
William Ashbaugh
Senior Vice President

Address for Notices:
12900 Preston Road, Suite 700
Dallas, Texas 75230
Attn: William Ashbaugh

THE ESTATE OF LEROY POSEY, DECEASED

By:	/s/ Truman Smith
Name:	Truman Smith
Title:	Independent Executor

Address for Notices:
15303 Dallas Parkway, Suite 999
Addison, Texas 75001

/s/ Sally Posey
SALLY POSEY

Address for Notices:
17427 Club Hill Drive
Dallas, Texas 75248